                                                                               .
                                                                               .
                                                                               .
                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSER

In re:                                                                               Case No.:       399-02649 THROUGH 399-02680
                                                                                                     ------------------------------
      SERVICE MERCHANDISE COMPANY, INC.                                              Judge:          PAINE
      ---------------------------------                                                              ------------------------------
                                                                                     Chapter 11

Debtor(s)

        MONTHLY OPERATING REPORT FOR PERIOD ENDING     February 23, 2003
                                                  ---------------------------
        COMES NOW,                  SERVICE MERCHANDISE COMPANY, INC.
                              -----------------------------------------------

     Debtor-In-Possession, and hereby submits its Preliminary Monthly Operating Report for the period commencing January 27, 2003 and ending February 23,
                                      ----------------            ------------
     2003 as  shown  by  the  report  and  exhibits  consisting of 15 pages and
     ----                                                          --
     containing the following as indicated:

            X     Monthly Reporting Questionnaire (Attachment 1)
          -----
            X     Comparative Balance Sheets (Forms OPR-1 & OPR-2)
          -----
           N/A    Summary of Accounts Receivable (Form OPR-3)
          -----
            X     Schedule of Postpetition Liabilities (Form OPR-4)
          -----
            X     Statement of Income (Loss) (Form OPR-5)
          -----

     I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. On January 18, 2002, the United States Bankruptcy Court for the Middle District of Tennessee, Nashville Division (the "Bankruptcy Court") approved the request of Service Merchandise Company, Inc. and its Subsidiaries (the "Company") to immediately begin liquidating the inventory at all of its stores and to conduct store closing sales on a final basis and to discontinue operations at the stores.

     The financial statements and schedules related to the Company included herein have not been prepared on a liquidation basis in accordance with generally accepted accounting principles ("GAAP"). The information needed to prepare the financial statements and schedules on a liquidation basis is not currently available to management. Attempting to obtain such information necessary to prepare the financial statements and schedules on a liquidation basis would cause undue hardship and expense to the Company.

     Preparation of the financial statements and schedules on a liquidation basis of accounting would result in material adjustments to the financial statements and schedules. Consequently, no representation is made regarding the sufficiency of the financial statements and schedules. The Company cautions readers not to place undue reliance on the financial statements and schedules contained herein.

     This report includes those reports agreed upon as appropriate at this time between the Debtor and the U.S. Trustee. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U. S. Trustee.


     Date: 3/17/03                                           DEBTOR - IN - POSSESSION
           -------

                                                             By:             /s/ MICHAEL E. HOGREFE
                                                                             ------------------------------------------------------
                                                             Name and Title: MICHAEL E. HOGREFE, SR. VP AND CHIEF FINANCIAL OFFICER
                                                                             ------------------------------------------------------
                                                             Address:        7100 SERVICE MERCHANDISE DRIVE
                                                                             ------------------------------------------------------
                                                                             BRENTWOOD, TENNESSEE 37027
                                                                             ------------------------------------------------------
                                                             Telephone No:   (615) 660-3477
                                                                             ------------------------------------------------------

Note: Report subject to further verification and
      account reconciliation procedures                                   Page 1

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 27, 2003 THROUGH FEBRUARY 23, 2003


1.   PAYROLL


                                                                                          WAGES                       TAXES
    OFFICERS                               TITLE                                  GROSS            NET          DUE          PAID
----------------------------------------------------------------------------------------------------------------------------------
C. STEVEN MOORE         SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,    $27,693.91     $16,334.03    $2,297.89    $7,148.98
                        GENERAL COUNSEL AND SECRETARY

MICHAEL E. HOGREFE      SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER       $23,847.83     $14,212.44    $1,924.50    $6,028.65


Note: The disclosure on page 1 is an integral part of these
      consolidated financial statements and schedules.                    Page 2

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 27, 2003 THROUGH FEBRUARY 23, 2003


2.   INSURANCE

                                                               COVERAGE           POLICY       EXPIRATION   PREMIUM   DATE COVERAGE
TYPE                         NAME OF CARRIER                    AMOUNT            NUMBER          DATE       AMOUNT    PAID THROUGH
-----------------------------------------------------------------------------------------------------------------------------------
Property                     Fireman's Fund Insurance Co    $5 Million         01MXI9761300     06/30/03     $20,625    06/30/03
                             Royal Indemnity Co.            $5.5 Million        R2HD325112      06/30/03     $60,000    06/30/03
Boiler & Machinery           Hartford Steam Boiler          $16.5 Million       FBP4914359      12/31/03     $20,248    12/31/03
General Liability            Ace American Ins Co            $5 Million         XSLG2057804A     12/31/03      $8,500    12/31/03
TN-Work Comp Assigned Rsk    Continental Casualty Co        Statutory        6S59UB878X943102   06/01/03      $3,989    06/01/03
Auto                         Pacific Employers Ins Co       $1 Million         ISAH07969661     12/31/03      $2,500    12/31/03
Umbrella                     Westchester Fire               $25 Million          CUA151233      06/30/03    $280,400    06/30/03
Directors & Officers         Continental Insurance Co       $10 Million          300714943      12/31/03    $514,286    12/31/03
                             Federal Insurance Co           $10 Million         81278902-A      12/31/03    $470,250    12/31/03
                             Royal Insurance Co             $10 Million          PSF000009      12/31/03    $470,250    12/31/03
Fiduciary                    National Union Fire Ins Co     $3 Million            2678130       12/31/03     $60,000    12/31/03

Note: The disclosure on page 1 is an integral part of these
      consolidated financial statements and schedules.                    Page 3

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 27, 2003 THROUGH FEBRUARY 23, 2003

3.   BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CORPORATE ACCOUNTS                                                      $   853,835


CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)                -


OTHER DEPOSITORY ACCOUNTS
102920O  CLEARING ACCT - CASH MGMT                                                -
105600O  FOUNTAINHEAD FUNDING ACCOUNT                                         5,143
OTHER CASH ACCOUNTS                                                           5,143


INVESTMENTS
SHORT TERM INVESTMENTS                                                   93,162,939
                                                                        -----------
TOTAL CASH PER GENERAL LEDGER                                           $94,021,917
                                                                        ===========


Note: The disclosure on page 1 is an integral part of these
      consolidated financial statements and schedules.                    Page 4

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 27, 2003 THROUGH FEBRUARY 23, 2003

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)



                                                  ACTUAL          ACTUAL          ACTUAL          ACTUAL            TOTAL

                                      MONDAY     01/27/03        02/03/03        02/10/03        02/17/03         01/27/03
                                      SUNDAY     02/02/03        02/09/03        02/16/03        02/23/03         02/23/03
                                                 --------        --------        --------        --------         --------
Receipts:
  Sales receipts/Profit Sharing                   $   -           $   -           $   -           $   -           $     -
  Miscellaneous receipts                            255              69             181              90               595
  Real Estate Proceeds/Settlement                     -               -               -               -                 -
  Expense reimbursements                              -               -               -               -                 -
                                                  -----           -----           -----           -----           -------
Total available collections                         255              69             181              90           $   595

Disbursements:
  All disbursements                                 914             187             573             469           $ 2,143
                                                  -----           -----           -----           -----           -------
Total disbursements                                 914             187             573             469             2,143
                                                  -----           -----           -----           -----           -------
Net receipts/(disbursements)                      $(659)          $(118)          $(392)          $(379)          $(1,548)
                                                  =====           =====           =====           =====           =======

Note: The disclosure on page 1 is an integral part of these
      consolidated financial statements and schedules.                    Page 5

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 27, 2003 THROUGH FEBRUARY 23, 2003

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)


                                         ACTUAL
                                        02/23/03
                                        --------
Ending total revolver balance             $    -
Term loan                                      -
Standby letters of credit                  4,805
Trade letters of credit                        -
                                          ------
Total extensions of credit                 4,805
Borrowing base                                 -
                                          ------
Availability                              $    -
                                          ======

(1)  As of 4/16/02, The Standby Letters of Credit were fully cash collateralized

Note: The disclosure on page 1 is an integral part of these
      consolidated financial statements and schedules.                    Page 6

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 27, 2003 THROUGH FEBRUARY 23, 2003

4.   PAYMENTS TO PROFESSIONALS JANUARY 27, 2003 THROUGH FEBRUARY 23, 2003

VENDOR #                     VENDOR NAME             CHECK AMT.       CHECK DATE    CHECK #
-------------------------------------------------------------------------------------------
  103439  E & Y Corporate Finance                    $13,052.00        01/27/03    B0027504
   99454  Harwell, Howard, Hyne                        5,589.92        01/27/03    B0027505
   95913  Locke, Reynolds, LLP                           568.74        01/30/03    70002430
   67017  Barkley and Thompson                           182.40        01/30/03    70002432
   99326  The Aegis Group                                794.73        01/30/03    70002435
   99444  Strick and Company, Inc.                       801.00        02/14/03    B0027510
   71217  Bass, Berry and Sims                        94,227.96       2/14/2003    B0027512
   99329  The Aegis Group                                531.00        02/17/03    70002525
   99459  Robert L. Berger and Associates             18,499.75        02/19/03    B0027514

Note: The disclosure on page 1 is an integral part of these
      consolidated financial statements and schedules.                    Page 7

FORM OPR- 1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                     Consolidated Balance Sheets (Unaudited)
                           (Debtor - in - Possession)
                                 (In thousands)

                                                             FEBRUARY 23,
                                                                 2003
                                                             ------------
ASSETS
Current Assets:
  Cash and cash equivalents                                    $ 94,022
  Accounts receivable                                               402
  Prepaid Expenses                                                  100
                                                               --------
  TOTAL CURRENT ASSETS                                           94,524
                                                               --------

PROPERTY AND EQUIPMENT
  Owned assets, net of accumulated depreciation                  36,924
  Capitalized leases, net of accumulated amortization                 -
                                                               --------
      TOTAL PROPERTY AND EQUIPMENT                               36,924
                                                               --------
  Other assets and deferred charges                              15,770
                                                               --------
  TOTAL ASSETS                                                 $147,218
                                                               ========


LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
  Notes payable to banks                                            $ -
  Accounts payable                                               12,411
  Accrued expenses                                               25,678
  State & Local tax                                                 363
  Current maturities capitalized leases                               -
                                                               --------
  TOTAL CURRENT LIABILITIES                                      38,452
                                                               ========

Note: The disclosure on page 1 is an integral part of these
      consolidated financial statements and schedules.                    Page 8

FORM OPR- 1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                     Consolidated Balance Sheets (Unaudited)
                           (Debtor - in - Possession)
                                 (In thousands)

Long-Term Liabilities:
  Long-term debt                                                        -
  Capitalized lease obligations                                         -
Liabilities Subject To Compromise:
  Accrued restructuring costs                                      42,067
  Capitalized lease obligations                                         -
  Long-term debt                                                  314,562
  Accounts payable                                                220,184
  Accrued expenses                                                108,083
                                                                ---------
  Total Liabilities Subject To Compromise                         684,896

  TOTAL LIABILITIES                                               723,348
                                                                ---------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY

  Common stock                                                     49,936
  Additional paid-in-capital                                        5,881
  Deferred compensation                                                 -
  Accumulated other comprehensive loss                                  -
  Retained (deficit) earnings                                    (631,947)
                                                                ---------
      TOTAL SHAREHOLDERS' (DEFICIT) EQUITY                       (576,130)

  TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY          $ 147,218
                                                                =========

Note: The disclosure on page 1 is an integral part of these
      consolidated financial statements and schedules.                    Page 9

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 27, 2003 THROUGH FEBRUARY 23, 2003

SUMMARY OF ACCOUNTS RECEIVABLE
MONTH ENDED: FEBRUARY 23, 2003
FORM OPR-3  NOT APPLICABLE

Note: The disclosure on page 1 is an integral part of these
      consolidated financial statements and schedules.                   Page 10

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 27, 2003 THROUGH FEBRUARY 23, 2003

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
MONTH ENDED: 2/23/2003
FORM OPR-4

                                             Total
                                            -------

Trade Accounts Payable (Merchandise)        $12,411

                                             Total
                                            -------
Expense & other payables                    $25,678

Note: The disclosure on page 1 is an integral part of these
      consolidated financial statements and schedules.                   Page 11

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 27, 2003 THROUGH FEBRUARY 23, 2003

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(DOLLARS IN THOUSANDS)


                                                          DATE       DATE       TOTAL
                   TAXES PAYABLE                        INCURRED      DUE        DUE
                                                        ------------------------------
Federal income tax                                  **  Various     Various         -

State income tax                                        Various     Various    $ (189)
                                                                               ------

                                          SUBTOTAL                             $ (189)
                                                                               ------

Sales/use tax                             SUBTOTAL  *   Various     Various    $  565
                                                                               ------

Personal property tax                               *   Various     Various    $    7

Real estate taxes                                   *   Various     Various    $3,330

Inventory taxes                                     *   Various     Various    $ (406)

Gross receipts/bus licenses                         *   Various     Various    $    8

Franchise taxes                                     *   Various     Various    $  599
                                                                               ------
                                          SUBTOTAL                             $3,538
                                                                               ------

                                                                               ------
TOTAL TAXES PAYABLE                                                            $3,914
                                                                               ======

*   liability included in accrued expenses on OPR-2
**  tax reserve

Note: The disclosure on page 1 is an integral part of these
      consolidated financial statements and schedules.                   Page 12

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 27, 2003 THROUGH FEBRUARY 23, 2003

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

(DOLLARS IN THOUSANDS)

                                                DATE                                 TOTAL DUE
                                              INCURRED        DATE DUE           (2/23/03 BALANCE)
                                              ----------------------------------------------------
POST PETITION SECURED DEBT
  Revolver borrowings                         04/14/00           NA                         -
  Facility standby letters of credit          04/14/00           NA                    $4,805
  Facility trade letters of credit            04/14/00           NA                         -
  Term loans                                  04/14/00           NA                         -
                                                                                       ------
TOTAL EXTENSIONS OF CREDIT                                                             $4,805
                                                                                       ======

ACCRUED INTEREST PAYABLE                                                                    -
                                                                                       ======

     As of 4/16/02, The Standby Letters of Credit were fully cash collateralized

Note: The disclosure on page 1 is an integral part of these
      consolidated financial statements and schedules.                   Page 13

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               Consolidated Statements of Operations (Unaudited)
                           (Debtor - in - Possession)
                                 (In thousands)

                                                                                      ACTIVITY
                                                                                  JANUARY 27, 2003
                                                                                       THROUGH
                                                                                  FEBRUARY 23, 2003
                                                                                  -----------------
Net Sales                                                                               $  -

Costs of merchandise sold and buying and occupancy expense                                (4)
                                                                                        ----
Gross margin after cost of merchandise sold and buying and occupancy expenses              4

Selling, General and Administrative Expenses:
  Net Employment Expense                                                                 142
  Net Advertising                                                                          -
  Banking and Other Fees                                                                 (93)
  Real Estate and Other Taxes                                                              0
  Supplies                                                                                 0
  Communication and Equipment                                                              9
  Travel                                                                                   0
  UCC and Other Services                                                                   0
  Legal and Professional                                                                   4
  Sales and Shipping                                                                       -
  Insurance                                                                                -
  Miscellaneous                                                                          (55)
  Credit Card Services                                                                     -
                                                                                        ----
Total Selling, General and Administrative Expenses                                         7

Other expense/(income), net                                                                -

Note: The disclosure on page 1 is an integral part of these
      consolidated financial statements and schedules.                   Page 14

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               Consolidated Statements of Operations (Unaudited)
                           (Debtor - in - Possession)
                                 (In thousands)

Restructuring charge (credit)                                                     -

Depreciation and amortization                                                     -
                                                                               ----
Earnings (loss) before interest, reorganization items, and income tax            (3)

Interest expense - debt                                                           -
Interest expense - capitalized leases                                             -
                                                                               ----
Earnings (loss) before reorganization items, and income tax                      (3)

Reorganization Items:

  Legal and Professional                                                         48
  (Gain) on Disposal of Assets                                                   (2)
  Miscellaneous                                                                  28
  Close Store Charges                                                             -
                                                                               ----
  Total Reorganization Items                                                     74

Earnings (loss) before income tax                                               (77)
  Income tax benefit                                                              -
  Cumulative Effect of Change in Accounting Principles                            -
                                                                               ----
Net earnings (loss)                                                            $(77)
                                                                               ====

Note: The disclosure on page 1 is an integral part of these
      consolidated financial statements and schedules.                   Page 15